Exhibit 10.3

FIRST AMENDMENT TO

NINTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of  October 19, 2026 is made by and among FREEDOMROADS, LLC, a Minnesota limited liability company (the “Company”), each of the Subsidiaries of the Company party hereto as borrowers (together with the Company, collectively, the “Borrowers”, and each individually, a “Borrower”), FREEDOMROADS INTERMEDIATE HOLDCO, LLC, a Minnesota limited liability company (“FRI”), and each of the Subsidiaries of the Company party hereto as guarantors (collectively, the “Subsidiary Guarantors”, and together with FRI, collectively, the “Guarantors”, and each individually, a “Guarantor”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Administrative Agent and the Lenders have entered into that certain Ninth Amended and Restated Credit Agreement dated as of February 18, 2025 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrowers various credit facilities (capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement);

WHEREAS, the Borrowers and the Guarantors have requested that the Administrative Agent and the Lenders agree to amend the definition of “Permitted Holders” contained in the Credit Agreement, and the Administrative Agent and the Lenders signatory hereto are willing to so amend the Credit Agreement on the terms and conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Amendment to Credit Agreement.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended to restate the definition of “Permitted Holders” in its entirety to read as follows:

“Permitted Holders” means, with respect to any Equity Interests of any Person (the “Designated Equity Interests”): (a) Marcus Lemonis, (b) the widow, children and grandchildren of Stephen Adams and representatives of their estates, trusts, or investment vehicles of which the widow, children and grandchildren of Stephen Adams are beneficiaries or owners (in each case, directly or indirectly, including through one or more investment vehicles) (such Persons, “Adams Persons”), (c) trusts or investment vehicles of which one or more Adams Persons are the beneficiaries or owners and for which one or more of such individuals are the trustee(s), (d) any other entity provided (in the case of this clause (d)) that any one or more Adams Persons and/or Marcus Lemonis, directly or indirectly, has the power to exercise voting rights with respect to any Designated Equity Interests held by such entity.

2.Effectiveness; Conditions Precedent.  This Agreement and the amendments to the Credit Agreement set forth herein shall become effective at the time (the “First Amendment Effective Date”) when each of the following conditions has been satisfied:

(a)The Administrative Agent’s receipt of counterparts of this Agreement duly executed by a Responsible Officer of each Borrower and each Guarantor and by the Required Lenders, which counterparts may be delivered by facsimile or other electronic means;

(b)all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3.Consent of the Guarantors; Reaffirmation of Loan Documents.  Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.  Each Borrower and each Guarantor further reaffirms, ratifies and confirms its respective obligations under each Loan Document to which such Borrower or Guarantor is a party, and agrees that each Loan Document shall remain extant and in full force and effect following the execution and delivery of this Agreement, provided that the Credit Agreement shall be amended as set forth herein.  Without limiting the generality of the foregoing, each Borrower and each Guarantor reaffirms:

(a)its obligations as a grantor under the Security Agreement, including without limitation the grant pursuant to Section 2 of the Security Agreement of a security interest to the Administrative Agent for the benefit of the Secured Parties in the property and property rights constituting Collateral (as defined in Section 2 of the Security Agreement) of such Borrower or Guarantor or in which such Borrower or Guarantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), and

(b)its obligations as a pledgor under the Pledge Agreement, including without limitation the grant pursuant to Section 2 of the Pledge Agreement of a security interest to the Administrative Agent for the benefit of the Secured Parties in, and collateral assignment and pledge to the Administrative Agent of, the Pledged Interests (as defined in the Pledge Agreement) and other property constituting Collateral (as defined in the Pledge Agreement) of such Borrower or Guarantor or in which such Borrower or Guarantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of the Secured Obligations (as defined in the Pledge Agreement).

4.Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a)The representations and warranties made by each Obligated Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Obligated Party is a party are true and correct on and as of the First Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this clause (a), the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to each of (x) the most recent annual statements furnished pursuant to Section 6.01(c) or (d) of the Credit Agreement, (y) the most recent monthly statements for March, June or September furnished pursuant to Section 6.01(a) of the Credit Agreement, and (z) the most recent quarterly statements furnished pursuant to Section 6.01(b) of the Credit Agreement;

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(b)Since December 31, 2025, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c)The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Effective Date of the Credit Agreement, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(d)This Agreement has been duly authorized, executed and delivered by the Borrowers and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;

(e)No Default exists immediately prior to or after giving effect to this Amendment; and

(f)As of the First Amendment Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.

5.Entire Agreement.  This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6.Full Force and Effect of Agreement.  The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  Nothing expressed or implied in this Agreement shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its terms.  All Loan Documents (other than the Credit Agreement) are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7.Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g., “.pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

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8.Governing Law.  This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Illinois applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

9.WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT ENTERED INTO IN CONNECTION HEREWITH, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ENTERED INTO IN CONNECTION HEREWITH BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.Enforceability.  Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

11.References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as previously amended, as amended hereby and as further amended, supplemented, restated or amended and restated from time to time in accordance with the terms thereof.

12.Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

FREEDOMROADS, LLC

By:	/s/ Thomas E. Kirn
Name: Thomas E. Kirn
Title: Chief Financial Officer

American RV Centers, LLC
Arizona RV Centers, LLC
Atlantic RV Centers, LLC
B & B RV, Inc.
Blaine Jensen RV Centers, LLC
Bodily RV, Inc.
Burnside RV Centers, LLC
Camping Time RV Centers, LLC
Camping World Leasing Company, LLC
Camping World RV Sales, LLC
Cullum & Maxey Camping Center, Inc.
Dusty’s Camper World, LLC
Emerald Coast RV Center, LLC
Foley RV Center, LLC
FreedomRoads Operations Company, LLC
FreedomRoads RV, Inc.
Gary’s RV Centers, LLC
Holiday Kamper Company of Columbia, LLC
K&C RV Centers, LLC
Meyer’s RV Centers, LLC
Northwest RV Centers, LLC
Olinger RV Centers, LLC
RV World, LLC
Shipp’s RV Centers, LLC
Sirpilla RV Centers, LLC
Southwest RV Centers, LLC
Stier’s RV Centers, LLC
Stout’s RV Center, LLC
Tom Johnson Camping Center, Inc.
Tom Johnson Camping Center Charlotte, Inc.
Wheeler RV Las Vegas, LLC

By:	/s/ Thomas E. Kirn
Name: Thomas E. Kirn
Title: Chief Financial Officer

FIRST AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

GUARANTORS:

FREEDOMROADS INTERMEDIATE HOLDCO, LLC

By:	/s/ Thomas E. Kirn
Name: Thomas E. Kirn
Title: Chief Financial Officer

AMERICAN RV CENTERS, LLC
ARIZONA RV CENTERS, LLC
ATLANTIC RV CENTERS, LLC
B & B RV, INC.
BLAINE JENSEN RV CENTERS, LLC
BODILY RV II, INC.
BODILY RV, INC.
BURNSIDE BROKERS, LLC
BURNSIDE FINANCE, LLC
BURNSIDE RV CENTERS, LLC
CAMPING TIME RV CENTERS, LLC
CAMPING WORLD LEASING COMPANY, LLC
CAMPING WORLD RV SALES, LLC
CULLUM & MAXEY CAMPING CENTER, INC.
CWRV BIRCH RUN BROKERS, LLC
CWRV BIRCH RUN FINANCE, LLC
CWRV BROKER ESCANABA, LLC
CWRV BROKER ISHPEMING, LLC
CWRV BROKERS, LLC
CWRV BROKERS BELLEVILLE, LLC
CWRV FINANCE, LLC
CWRV FINANCE BELLEVILLE, LLC
CWRV FINANCE CHELSEA, LLC
CWRV FINANCE ESCANABA, LLC
CWRV FINANCE ISHPEMING, LLC
CWRV QUINCY BROKERS, LLC
CWRV QUINCY FINANCE, LLC
DUSTY’S CAMPER WORLD, LLC
EMERALD COAST RV CENTER, LLC
F2 CREATIVE, LLC
FOLEY RV CENTER, LLC
FREEDOMCARE INSURANCE SERVICES, LLC

By:	/s/ Thomas E. Kirn
Name: Thomas E. Kirn
Title: Chief Financial Officer

FIRST AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

GUARANTORS, continued:

FREEDOMROADS FINANCE COMPANY, LLC
FREEDOMROADS OPERATIONS COMPANY, LLC
FREEDOMROADS PROPERTY COMPANY, LLC
FREEDOMROADS RV, INC.
FRI, LLC
GARY’S RV CENTERS, LLC
HART CITY RV CENTER, LLC
HOLIDAY KAMPER COMPANY OF COLUMBIA, LLC
K&C RV CENTERS, LLC
MEYER’S RV CENTERS, LLC
NORTHWEST RV CENTERS, LLC
OLINGER RV CENTERS, LLC
RV WORLD, LLC
SHIPP’S RV CENTERS, LLC
SIRPILLA RV CENTERS, LLC
SOUTHWEST RV CENTERS, LLC
STIER’S RV CENTERS, LLC
STOUT’S RV CENTER, LLC
TOM JOHNSON CAMPING CENTER, INC.
TOM JOHNSON CAMPING CENTER CHARLOTTE, INC.
VENTURE OUT RV CENTERS, INC.
WHEELER RV LAS VEGAS, LLC

By:	/s/ Thomas E. Kirn
Name: Thomas E. Kirn
Title: Chief Financial Officer

FIRST AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Christine Trotter
Name: Christine Trotter
Title: Vice President

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:	/s/ Curt McGowan
Name: Curt McGowan
Title: Senior Vice President

FIRST AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Adam Sigman
Name: Adam Sigman
Title: Executive Director

FIRST AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Min W. Ravotti
Name: Min W. Ravotti
Title: Vice President

FIRST AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

MANUFACTURERS & TRADERS TRUST COMPANY, as a Lender

By:	/s/ Matthew Fahey
Name: Matthew Fahey
Title: SVP

FIRST AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

BMO BANK N.A., as a Lender

By:	/s/ Jonathan Terrell
Name: Jonathan Terrell
Title: Director

FIRST AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Scott E. Rone
Name: Scott E. Rone
Title: Vice President – Sr. Relationship Manager

FIRST AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC, as a Lender

By:	/s/ Jayme Wyatt
Name: Jayme Wyatt
Title: Executive Director

FIRST AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

FLAGSTAR BANK, N.A.,
as a Lender

By:	/s/ Ryan Hayes
Name: Ryan Hayes
Title: Vice President

FIRST AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ David Paoni
Name: David Paoni
Title: Vice President

FIRST AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

FIRST-CITIZENS BANK & TRUST COMPANY, as
a Lender

By:	/s/ Gregory Burke
Name: Gregory Burke
Title: Vice President and Portfolio Manager

FIRST AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page

MASSMUTUAL ASSET FINANCE LLC,
as a Lender

By:	/s/ Donald Buttler
Name: Donald Buttler
Title: Managing Director

FIRST AMENDMENT TO NINTH AMENDED AND RESTATED CREDIT AGREEMENT

(FREEDOMROADS, LLC)

Signature Page